Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tyler Technologies, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John M. Yeaman, President and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: July 30, 2004	By:	/s/ John M. Yeaman
John M. Yeaman
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Tyler Technologies, Inc. and will be retained by Tyler Technologies, Inc. and furnished to the Securities and Exchange Commission upon request.